                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2002


                        ASSET BACKED FUNDING CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  333-32857-06               75-2533468
--------------------------------------------------------------------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)

100 North Tryon Street, Charlotte, North Carolina                   28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code            (704) 386-2400


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report:)

Item 5.           Other Events

         On or about March 28, 2002, the Registrant will cause the issuance and sale of its Mortgage Loan Asset Backed Certificates, Series 2002-WF1, consisting of Class A, Class AIO (the "Senior Certificates"), Class M-1, Class M-2, Class M-3 (the "Mezzanine Certificates") and Class B Certificates (collectively, with the Mezzanine Certificates the "Subordinate Certificates") (the Senior Certificates, collectively with the Subordinate Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2002, among the Registrant, as depositor, Wells Fargo Home Mortgage, Inc., as originator and master servicer, Wells Fargo Bank Minnesota, National Association, as securities adminstrator and First Union National Bank, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC as representative of the underwriters, (the "Lead Underwriter"), that the Lead Underwriter has furnished to prospective investors certain computational materials with respect to the Offered Certificates following the effective date of Registration Statement No. 333-32857, which are being filed as exhibits to this report.

         The computational materials have been provided to the Registrant by the Lead Underwriter. The information in the computational materials is preliminary and may be superseded by the final Prospectus Supplement relating to the certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The computational materials were prepared by the Lead Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The computational materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the computational materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Item 7.      Financial Statements and Exhibits

         (c) Exhibits

             99.1     Term Sheets/Computational Materials


                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By:      /s/ Kirk B. Meyers
                                                  ------------------------------
                                            Name:  Kirk B. Meyers
                                            Title: Vice President

Date:  February 28, 2002

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.          Exhibit Description

         99.1                 Term Sheets/Computational Materials